INDOOR HARVEST CORP

Focused on the Cannabis and Hemp Industry


INDOOR
HARVEST

IMPORTANT NOTE AND DISCLAIMER

This document and any attachments and accompanying discussion (together, the "Materials") are intended solely for the use of the individual or entity to which they are addressed and are highly confidential. Any dissemination, distribution, reproduction, sharing with unauthorized persons or other use of the Materials without the express written consent of Indoor Harvest Corp (INQD) is strictly prohibited. None of INQD, its affiliates, contractors or agents, or any other person makes any representations or warranty, expressed or implied, as to the accuracy or completeness of the information contained in the Materials and nothing contained in the Materials may be relied upon as a promise or representations as to past or future performance. No responsibility is undertaken by any such person to update the Materials and no liability, responsibility or obligation (whether in contract, tort or and evaluation of the information it considers to be relevant. The Materials is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any security. The possible transactions discussed in the Materials are subject to a variety of factors and may change significantly if ultimately pursued and/or consummated. The Materials will not, nor will any other oral or written information or document other than a definitive and binding transaction agreement or engagement agreement, form the basis of any contractual or other agreement in relation to a transaction. The Materials do not contain all of the information that an interested party may wish to have in evaluating a possible transaction. The Materials may contain pro forma and other forward-looking information, all of which is subject to a variety of risks, uncertainties and assumptions. Actual results may differ materially. Unless explicitly stated otherwise, information contained in the Materials is unaudited and has not been examined, reviewed or compiled by independent public accountants. Company, product and other names used in the Materials may be copyrights, trademarks, service marks and/or otherwise the property of their respective owners. The business plans, forecasts and future projections (the "Projections") included in the Materials are being furnished solely for the use by the recipient in connection with your consideration of a potential transaction. The Projections represent, as of the date thereof, subjective views of future performance by management and INQD. The Projections may or may not prove to be correct. The Projections and statements concerning the prospects of the Company or Project involve a number of risks and uncertainties that could cause results to differ materially from those suggested in the Projections. INQD and management make no representations and cannot give any assurances that the Projections will be realized. Industry experts may disagree with the assumptions underlying the Projections and the prospects for the Company or Project.

Executive Summary



The team at INDOOR HARVEST CORP. (OTC Symbol:INQD), with its complement of Industry veterans, operating expertise and investment banking experience, intends to pursue both internal business growth and an acquisition strategy in the industry.

Years of focus on the value and opportunities in the various sub-sectors have prepared management to identify and build high margin fast growth businesses. We have identified significant arbitrage opportunities between targeted private companies and the value they can command when part of a public enterprise. These opportunities allow the Company to partner with exceptional operators in the industry to bring increased value to all.

The capital formation strategy of INQD may encompass numerous approaches including and not limited to: Regulation A offerings, Regulation D offerings, Crowdfunding, Rights offerings, Direct subscription, as well as strategic partnerships to expand and extend its business strategy.

The team, through its extensive business network, is currently reviewing numerous opportunities, some of which have been in development for years. With rigorous due diligence, we intend to select the best opportunities both internal and acquisition-based that present a compelling opportunity, have a proven business concept that can swiftly scale, and are forecasted to generate positive EBITDA operating results within 2 years.

Experienced Management and Advisory Team





- **Leslie Bocskor, CEO** Extensive investment banking experience, deep business network, and one of the most sought-after industry thought leaders.



- **Benjamin Rote, COO** Over twenty years of capital markets experience managing investment portfolios for Trading funds, Hedge funds, and as a managing partner in a Private Equity fund where he had COO and CFO roles in portfolio companies .



- **Dennis Forchic, Advisor** Former CEO of both public and private companies, experienced entrepreneur, (co)founded multiple entities realizing exceptional growth and successful exits to the investment community.

The Opportunity



- **Industry enterprises** have endured a perpetual lack of access to funding sources to develop and grow their respective businesses. The Executive team of INQD will have the ability to acquire target companies, or take a substantial equity stake, and be a strong capital partner that provides business support and development with a focus on long-term growth and value creation.
- **INQD** will be able to provide projects, principals, and founders of target opportunities the option for liquidity in the form of public company equity.
- **INQD** has the capability to introduce a vetted professional network of C-level executives to assist with the growth initiatives of targets and increase the visibility of the Board of Directors with high-profile and experienced candidates.
- **The Executive team** can provide guidance and access to political resources to assist companies in navigating the regulatory environment on the state and federal level in the US, and internationally throughout Latin America.
- **INQD** will have access to an ecosystem of distribution and marketing channels on domestic and international fronts, along with strategic business partners, allowing both our internal and acquired companies to grow their businesses by accessing these relationships developed over the last few decades.

Global Industry Size and Projected Growth

https://www.fortunebusinessinsights.com/industry-reports/cannabis-marijuana-market-100219#:~:text=The%20global%20cannabis%20market%20size%20was%20USD%2020.47%20billion%20in%202020.&text=The%20market%20is%20projected%20to,in%20the%202021%2D2028%20period.


20.50 Billion
2020


65.00 Billion
2024


198 Billion
2028

Industry Business Verticals


RETAIL


CONSUMER BRAND DEVELOPMENT


FIBER AND TEXTILES


BIODIESEL


INDUSTRIAL


AGRICULTURE


PAPER


CONSTRUCTION


MANUFACTURING


VETERINARY


NUTRACEUTICALS


COSMETICS


SOFTWARE


PLASTIC


MEDICAL


PHARMACEUTICAL


CLINICAL RESEARCH


MEDIA

Deal Transaction Composition for Industry Sectors for 2019 and 2020


Deals Completed
150
135
120
105
90
75
60
45
30
15
0
19 20
Agriculture/Technology
Biotech/ Pharma
Consulting Services
Consumption Devices
Cultivation & Retail
Hemp
Infused Products & Extracts
Investments/M&A
Miscellaneous/Ancillary
Non-Cannabis Related
Physical Security
Real Estate
Software/Media
Public Acquirer
Private Acquirer
Source: Viridian Capital Advisors



The Bocskor Effect

Indoor Harvest Case Study

Background

Mr. Bocskor was labeled by a CNBC anchor during an interview, the "Warren Buffet" of investing in Cannabis.

In September 2013, Leslie Bocskor of Electrum Partners, was asked to advise Indoor Harvest Corporation. Part of his charge was to mentor the founder of the company to present its case at the Arcview Investor Summit.

The relationship continued to grow as the Company developed projects and relationships with Tweed and MIT specifically championing the company's aeroponic indoor agriculture technologies.

Through the years, a revolving door of executives had attempted to advance and execute upon the Company's opportunities (which would likely have raised its stock price) with little success. In 2020 Leslie was asked to become the CEO and turn the company around, taking advantage of the assets, relationships, and knowledge he had developed at Electrum Partners since it's founding.

Upon the 8K filing and simple press release announcing Mr. Bocskor as CEO on May 20, 2020, Indoor Harvest's stock (OTCQB: INQD) began to trade actively, increasing in value from \$0.0003 to \$0.007—sometimes trading more than \$1mm a day in dollar volume. Within hours, Twitter comments in the hundreds if not thousands began to appear expressing optimism about the company's future.

Game Changer

https://www.einpresswire.com/article/516733239/indoor-harvest-corp-appoints-new-ceo-and-new-joint-venture-acquisition-with-fincann

EINPRESSWIRE

INDOOR HARVEST CORP. APPOINTS NEW CEO, AND NEW JOINT VENTURE, ACQUISITION WITH FINCANN

NEWS PROVIDED BY
Electrum Partners
May 11, 2020, 20:14 GMT

NEW CEO and FINCANN: First Transaction As Part of its 2020 Acquisition Venture Plan

AUSTIN, TEXAS, USA, May 11, 2020 /EINPresswire.com/ -- INDOOR HARVEST CORP. APPOINTS NEW CEO, AND NEW JOINT VENTURE, ACQUISITION WITH FINCANN

NEW CEO and FINCANN: First Transaction As Part of its 2020 Acquisition Venture Plan

Indoor Harvest Corp. (OTC: INQD) announced progress on, and the first transaction of, the 2020 New Outlook Plan validating Indoor's approach to leverage Indoor as an attractive venture, merger, technology, partner through its public company platform. Indoor has had success this month in attracting a new CEO and contracting with FINCANN.

Indoor previously announced the Company seeks to market as a publicly trading company, with established auditing, transfer agent, management, market relationships, and shares that trade publicly, and other attributes, to have private companies with revenues, technology, contracts, assets, relationships and or other benefits, integrate with Indoor. The added benefit is a heightened level of interest from a variety of persons and firms in the private sector, leading to the Company to interact with and select, effective immediately, a new Chief Executive Officer, Mr. Leslie Bocskor



Building Excitement


Topshelf.news @Topshelf_News · May 11
INDOOR HARVEST CORP. APPOINTS NEW CEO, AND NEW JOINT VENTURE, ACQUISITION WITH FINCANN
INDOOR HARVEST CORP. APPOINTS NEW CEO, A...
All lining up here. Filings should be about due. $INQD
NEW CEO and FINCANN: First Transaction As Part of Its 2020 Acquisition Venture Plan
beauman @bowzachary · May 18
@CannabisBizNews we gonna talk about this or what?
More Tweets
BennyBought @BennyBought · 13h
$INQD "If we don't have underlying values in what we do, we don't have any underlying principles guiding us to choose between right and wrong." - Mr. Brocskor
Creating an Industry That Will Change the World
OTC PR WIRE @otcprwire · May 14
$INKW THE OTC DAILY Interviews Greene Concepts President and CEO Lenny Greene; Spotlight on Current Happenings and Building Greene Concepts for the Future
beauman @bowzachary · May 14
$INQD under the radar...
HATTER @BigDOLloyd · May 18
@lesliebocskor is as real as they come! $INQD
Electrum Partners | d10e Puerto Rico
$Alongapojoe5 @psmathers · May 21
$INQD
Meet the New CEO of (Indoor Harvest Corp.) $$$$$$$$$
Leslie Bocskor
Executive Chairman at Gratia Ventures
CONNECT
MESSAGE
Dr. Poison @Dr_Poison_ · May 21
-Electrum was a consultant for Aurora Cannabis $ACB
-Electrum was founded by the new $INQD ceo Leslie Bocskor
That's the experience being brought to the table...
"We are privileged to partner with a strong and experienced firm like Electrum, founded and led by Leslie Bocskor. Being from a regulatory environment myself, I can say without a doubt that Mr. Bocskor is one of the most knowledgeable advisors in this space. We look forward to working with him and his team to execute the Company's growth and expansion objectives." stated Terry Booth, CEO of Aurora.
Gilbert Hanks @GilbertHanks · May 21
$INQD are making my day today $INQD
Indoor Harvest Corp INQD Post # 6106
Momentum Beats @MomentumBeats · May 22
magikalalpha @magikalalpha · May 21
$INQD I think we got a solid play in the MJ sector here.

Building Excitement



Search Twitter
pb_trading · May 22
Agreed all big runners consolidate at these levels before taking off for .005 range.
$INQD $INQD
Indoor Harvest Corp INQD Post # 6456
investorshub.advfn.com
3 Green Candles · May 25
Guys this is the $INQD CEO. He has worked directly with Aurora
$ACB ($17 pps now). No BS ceo... Enough said! We're going MULTI PENNIES AT LEAST!!!!!
CANNABIS FINANCIAL NETWORK
pb_trading · May 26
I like that, nice!!!
kzivann: INQD will be in HIGH demand today!
$INQD
$INQD
Indoor Harvest Corp INQD Post # 6840
investorshub.advfn.com
More Tweets
Search Twitter
MWM · May 26
A real breakout is coming soon imo. Seems very thin now...
Indoor Harvest Corp INQD Post # 6950
investorshub.advfn.com
Mr. Hobbes · May 26
$INQD looking good.. About to go on major run. Fincann is massive!! We will see mega move soon.
INDOOR HARVEST CORP. APPOINTS NEW CEO, A...
NEW CEO and FINCANN: First Transaction As Part of its 2020 Acquisition Venture Plan
einnews.com
Show this thread
pb_trading · May 26
Stair stepping the last three days, look at 10 minute 3 days, perfectly building base at each level, this is too $INQD
Indoor Harvest Corp INQD Post # 7103
investorshub.advfn.com
pb_trading · May 26
I like that, nice!!!
kzivann: INQD will be in HIGH demand today!
$INQD
$INQD
Indoor Harvest Corp INQD Post # 6840
investorshub.advfn.com
Search Twitter
pb_trading · May 26
Agreed, Leslie Bocskor going to take this ticer to the top!!
$INQD $INQD
Indoor Harvest Corp INQD Post # 6901
investorshub.advfn.com
pb_trading · May 26
INQD just gearing up for an epic run imo, while we we have a great new CEO in Leslie Bocskor, JV with FINNCANN, $INQD
Indoor Harvest Corp INQD Post # 6843
investorshub.advfn.com
rstar · May 26
very serious and impressive new ceo here!
Indoor Harvest Corp INQD Post # 6847
investorshub.advfn.com
pb_trading · May 26
INQD just gearing up for an epic run imo, while we we have a great new CEO in Leslie Bocskor, JV with FINNCANN, $INQD
Indoor Harvest Corp INQD Post # 6843
investorshub.advfn.com
pb_trading · May 26
Very possible 100% move.
$INQD $INQD
Indoor Harvest Corp INQD Post # 6859

The Results are In.


May 1, 2020
INDOOR HARVEST
May 20, 2020
INDOOR HARVEST
December 31, 2020
INDOOR HARVEST
December 31, 2021
INDOOR HARVEST

INQD is trading at a $600,000 market capitalization.

Leslie Bocskor announced as new CEO of Indoor Harvest Corp. The trading volume increases exponentially, and the stock rallies several hundred percent.

INQD ends the year with an $8.4 million market*

INQD currently averages about 9 million shares in trading volume per day (over a 30-day average),translating into $90,000 of dollar volume per day, with a $27 million market capitalization.**

**Calculated from a 12/31/2020 closing price of $0.0035 per OTC Markets website. **Calculated from a 12/31/2021 closing price of $0.0105 per OTC Markets website.*

During early 2021, INQD joined the broad rally in the Industry, using the popular MSOS ETF (US Cannabis Industry ETF), as the industry proxy.

During the second half of 2021, the Company addressed several corporate issues, such as legacy lenders, critical service vendor payables, the balance sheet, and becoming current on its reporting requirements, while raising $635,000 in new capital.

INQD stock closed 2021 at $0.0105, a 200% increase for 2021, compared to a decline of 29.9% for the MSOS ETF.


IND Daily
12/31/21
0.04
0.03
0.02
0.01
0.00
Volume
150
100
50
0
Millions
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec



Indoor Harvest Corp First Step – An Electrum Partners business combination

Professional Network / Relationships



IP

Research





Intellectual Property

Portfolio Assets





Industry Data and Research



Inhouse Brand Development



Deal Flow



Industry Presence

Why Electrum?

- **A business combination of EP and Indoor Harvest Corp** provides the Company a business platform with an existing portfolio of public and private company assets to support the balance sheet. INQD will also benefit from an industry professional network, internally developed opportunities, IP, research, industry data, and other intangible assets that will drive the evolution of a business model that brings industry expertise, experienced operations management, and a robust business network that stretches from Main street to Wall street to Capitol Hill and beyond.

- **Electrum's business model** has matured and evolved from its early focus on small, developmental stage entrepreneurial companies. The maturation of the industry combined with the constant need for capital requires an evolved approach to the business. Along with recent positive market response to EP's involvement with public companies, the evolution of the business and becoming part of a public company is the logical next step.

- **Leslie Bocskor, the current INQD CEO**, has built a team at Electrum Partners that brings operations, corporate finance, and regulatory and business strategy experience spanning decades that will support the development and growth of internal and external businesses by the Company.

- **Leslie Bocskor's industry presence**, who a CNBC anchor called the Warren Buffet of Cannabis, provides a tremendous amount of branding and marketing power to build and increase the shareholder and investor base.

- **INQD will drive the evolution of a business model** that can now bring access to consistent capital funding and liquidity for principals, while providing expert guidance and business support in the industry.



Cannabis Industry Performance

2021-2022 Industry Performance

NCV Ancillary Cannabis Index lost 38.25% for 2021.

In 2022, the index is down 16.46% through January 31.


Frequency: DAILY
NCV
Ancillary
Cannabis
Index
100
90
80
70
60
50
Price
May 2021
Jul 2021
Sep 2021
Nov 2021
Jan 2022

Footnote:
https://www.newcannabisventures.com/ancillary-cannabis-index

For 2021, the 28.9% decline in Index performance, has depressed Industry multiples to its lowest levels in 2 ½ years, making the current environment an ideal time to be an acquirer.

Chart courtesy of Viridian Capital Advisors.



EV / NTM EBITDA Multiple
EV / Next Twelve Months EBITDA Est.
25x
20x
15x
10x
5x
0x
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Sources: FactSet& Viridian Capital Advisors Estimates

Chart illustrates funding rates & acquisition activity from 2018 – 2021.

The early capital constraints on U.S. companies have proven a long-term advantage, as scarce capital needed to be more carefully deployed. The U.S. MSOs have achieved strong revenue growth and positive EBITDA results as they expand operations in newly legalized states. Institutional capital has been attracted by this profitable growth and funding levels have been significantly bolstered.

This trend is supportive of many of the Ancillary businesses surrounding the Industry.



U.S Cannabis Companies Raising Capital and Acquiring at a Faster Rate than Canadian Counterparts
Capital Raised USD ($M)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
0
250
200
150
100
50
0
# of Acquirers
$1,248
$4,882
$4,164
$5,231
$2,389
$883
$5,630
$3,108
Canadian Capital Raised $
USA Capital Raised $
# of Canadian Acquirers
# of USA Acquirers

Chart courtesy of Viridian Capital Advisors.

Some of the Industry Verticals the Company is currently targeting


Hemp Cigarettes
or Pre-rolls


Endocannabinoid
Therapeutics


Media, Software and
FinTech

Hemp Cigarettes / Pre-Rolls – Attractive Growth Potential, Demographics, and Economics



Key Data Points:

- Hemp rolls offer one of the highest rates of bioavailability, between 30-56%[1,2].
- US - 14% of US adult population (36.1 million)[3] are cigarette smokers, along with 26% of EU (116.4 million) respectively according to 2020 statistics.
- Mexico – 17% of population are cigarette smokers (21.9 million)
- Many of these current smokers would be open to hemp cigarettes as a replacement, in addition to the potential for more beneficial health effects from cannabinoid compounds such as CBD, CBG, etc. A Gallup Poll found that 49% of adult Americans have tried marijuana in 2021[4].
- Co-Users - A UK study found a 30% probability of cigarette smokers also being cannabis users[5]
- Average number of tobacco cigarettes smoked per day in the US[6,7] – 504,000,000

Resources

1. https://www.natureandbloom.com/cbd-bioavailability/
2. https://www.neurogan.com/blog/benefits-of-smoking-cbd
3. https://www.cdc.gov/tobacco/data_statistics/fact_sheets/adult_data/cig_smoking/index.htm
4. https://www.usnews.com/news/national-news/articles/2021-08-17/record-high-more-americans-are-trying-marijuana-gallup-poll-finds
5. https://www.qeios.com/read/2F4AQ1 - co-users
6. https://www.statista.com/statistics/275993/us-households-number-of-cigarettes-smoked-on-an-average-day/
7. https://www.cdc.gov/media/releases/2018/p0118-smoking-rates-declining.html

CB1 — CB 1 receptors are primarily found in the brain and central nervous system, and to a lesser extent, in other tissues

CB2 — CB 2 receptors mostly in the perepheral organs especially cells associated with the immune system



CB1 CB2
- Eye
- Heart
- Gastrointestinal tract
- Bone

CB1
- Brain/CNS/Spinal Cord
- Thyroid
- Upper Airways
- Liver
- Adrenals
- Ovaries
- Uterus
- Prostate
- Testes

CB2
- Lymphatic and Immune System
- Heart

The Endocannabinoid System

The endocannabinoid system (ECS) is a complex biological entity consisting of three primary components: Receptors, Endogenous cannabinoids (endocannabinoids) and Enzymes that synthesize and break down endocannabinoid molecules. Current cannabis research is targeting various cancers, neurological conditions, and inflammatory or immune related conditions such as diabetes and arthritis, among many other chronic medical conditions.

60% of Americans have at least one chronic condition, 12% have five or more. Chronic diseases include diabetes, heart disease, high blood pressure, cancer, pulmonary disorders, and mental illness.

INQD has access to a number of these business opportunities through the EP business ecosystem.

Footnote: https://www.healtheuropa.eu/the-therapeutic-potential-of-the-endocannabinoid-system/95233/

https://svrhemp.com/what-is-the-endocannabinoid-system/

Transaction and Capital Activity in the Software and Media Industry Verticals


Software/Media Capital Raises and M&A Soar
Capital Raised ($ millions)
1,200
1,000
800
600
400
200
# of Hemp Targets
20
18
16
14
12
10
8
6
4
2
2018
2019
2020
2021
Equity
Debt
M&A Acquisitions

M&A activity picking up in the Media space, supporting the Company focus in this area

Recent transactions in Media vertical:

January 4, 2022: Emerald Holding, Inc acquired MJBiz, a leading B2B Event (MJBizCon) and content platform (MJBizDaily) for the Cannabis Industry in a deal valued at $120 million. In addition, the platform produces business intelligence and other Industry data.

September 30, 2021: Crain Communications, a privately held media company reaching 78 million readers globally with their 21 portfolio brands, acquired Green Market Report, a digital media outlet specializing in topics including cannabis legislation, financial reporting and business trends with 150,000 page views per month.

Footnote: https://www.emeraldx.com/emerald-acquires-mjbiz-a-leading-b2b-event-and-content-platform-for-the-cannabis-industry/

https://www.sacurrent.com/sanantonio/the-publisher-of-advertising-age-and-other-business-mags-has-purchased-a-cannabis-news-site/Content?oid=27228319

https://www.viridianca.com/deal-tracker/cannabis-deal-tracker-week-45-2021

Software (Fintech) Industry Solutions

Cannabis banking services, payment processing, tax, compliance and payroll services are just some of the opportunities for software and fintech companies in the industry. The Company continues to conduct its due diligence regarding financial services within the industry given the complexity of the regulatory environment.

FINCANN™
The Cannabis Banking Authority
Home of the Cannabis Banking Financial Network

With 250+ federally-insured commercial and acquiring banks and both private and institutional lenders within its Cannabis Banking Financial Network®, FINCANN is the only firm providing nationwide fully compliant, industry-friendly financial services, including feature-rich commercial checking, B2C MC/Visa/Disc/Amex & B2B payment processing, and commercial financing across all cannabis industry sectors. Leveraging its sterling reputation across the cannabis and specialty banking fields, FINCANN is also assembling a team of recognized industry leaders to acquire further market share in the emerging financial institution cannabis banking advisory sector.

The Company continues to have dialogue with FINCANN regarding potential business opportunities.

Footnote: https://fincann.com/

Thank You for Your Interest.

For more information, please send inquiries to contact@indoorharvest.com